Debt	12 Months Ended
Dec. 31, 2019
Borrowings [abstract]
Debt

19. DEBT

	December 31, 2019	December 31, 2018
Credit Facility	$275,000	$—

The Company's four-year, $300.0 million secured revolving credit facility, which was due to mature on April 15, 2020, was increased to $400.0 million on February 1, 2019, and increased to $500.0 million on February 22, 2019, with maturity on February 1, 2023, and resulted in additional upfront costs of $2.0 million. These amendments were made as part of the Tahoe Acquisition.
The upfront costs have been recorded as an asset under the classification "Prepaid expenses and other current assets" and are being amortized over the life of the Credit Facility. The Credit Facility can be drawn down at any time to finance the Company’s working capital requirements, acquisitions, investments and for general corporate purposes.
The financial covenants required the Company to maintain a tangible net worth (exclusive of any prospective write-downs of certain assets) of greater than $1,036.4 million plus 50% of the positive net income from and including the fiscal quarter ended March 31, 2016. As part of the amendment, after March 31, 2019, the financial covenants require the Company to maintain a minimum tangible net worth (exclusive of any prospective write-downs of certain assets) of greater than 70% of its tangible net worth as of March 31, 2019 plus 50% of positive net income from and including the fiscal quarter ended June 30, 2019. In addition, the financial covenants continue to include the requirement for the Company to maintain: (i) a leverage ratio less than or equal to 3.5:1; and (ii) an interest coverage ratio more than or equal to 3.0:1. As of December 31, 2019, the Company was in compliance with all covenants required by the Credit Facility.
At Pan American's option, amounts can be drawn under the revolving facility and will incur interest based on the Company's leverage ratio at either (i) LIBOR plus 1.875% to 2.750% or; (ii) The Bank of Nova Scotia's Base Rate on U.S. dollar denominated commercial loans plus 0.875% to 1.750%. Undrawn amounts under the revolving facility are subject to a stand-by fee of 0.4219% to 0.6188% per annum, dependent on the Company's leverage ratio. The Credit Facility remained undrawn in 2018. During the year ended December 31, 2019, the Company drew down $335 million, and repaid $60 million, under the Credit Facility, under LIBOR-based interest rates, to fund, in part, the cash purchase price for the Tahoe Acquisition and to repay, in full, and cancel Tahoe's second amended and restated revolving facility, under which $125 million had been drawn.
During the year ended December 31, 2019, the average interest rate incurred by the Company on the Credit Facility was 4.3%. The Credit Facility was not drawn in 2018. During the year ended December 31, 2019, the Company incurred $0.9 million (2018 - $1.4 million) in standby charges on undrawn amounts and $11.6 million (2018 - $nil) in interest on drawn amounts under this Facility.